AB BOND FUNDS

-AB Unconstrained Bond Fund, Inc.

(the “Fund”)

Supplement dated August 6, 2020 to the Summary Prospectus and Prospectus of the Fund each dated January 31, 2020, as supplemented, offering Class A, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund (the “Prospectuses”).

At a meeting held on August 4-5, 2020, the Board of Directors of the Fund (the “Board”) approved the liquidation and dissolution of the Fund. Effective immediately, the Fund has suspended most sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. In limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer its shares, although without an initial sales charge in the case of Class A shares.

The Fund currently expects to make the liquidating distributions on or shortly after October 9, 2020. The exact date on which liquidating distributions will be made will depend on the time required to liquidate the Fund’s assets consistent with the preservation of value for shareholders, which will depend on, and could be delayed by, market conditions.

In connection with the liquidation, the Board approved the immediate suspension of the Fund’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Fund’s shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of the Fund’s shares on or after the date of this Supplement.

Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of the same class of other AB Mutual Funds, until October 7, 2020. Shareholders should be aware that the Fund will seek to convert its assets to cash and/or cash equivalents approximately three (3) weeks before the liquidating distributions are made to shareholders. After the Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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